UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)        October 15, 2002
                                                     ---------------------------
                                                         (September 30, 2002)
                                                     ---------------------------



                               PNM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


         New Mexico                  Commission                 85-0468296
----------------------------    File Number 333-32170    -----------------------
(State or Other Jurisdiction                ---------        (I.R.S. Employer
     of Incorporation)                                   Identification) Number)



    Alvarado Square, Albuquerque, New Mexico                      87158
    ----------------------------------------                      -----
    (Address of principal executive offices)                   (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of September 2002 and 2001 and the nine months ended September 30, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended        Nine Months Ended
                                        September 30,         September 30,
                                     -------------------- ---------------------
                                        2002      2001       2002       2001
                                     --------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               624        620      5,616      5,516
     Wholesale
         Firm Sales                        43         50        432        441
         Firm Surplus                       5         43        237        729
         Short Term / Uncommitted         733      1,062      6,569      8,657
                                     --------- ---------- ---------- ----------

         Total Wholesale Sales            781      1,155      7,238      9,827
                                     --------- ---------- ---------- ----------

         Total Energy Sales             1,405      1,775     12,854     15,343
                                     ========= ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                       13           1         2,230        2,346
                              =========    ========     =========    =========

          CDD                      145         228         1,534        1,578
                              =========    ========     =========    =========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                  ---------------------------------------------
                                                   (Registrant)


Date:  October 15, 2002                         /s/ John R. Loyack
                                  ---------------------------------------------
                                                  John R. Loyack
                                   Vice President and Chief Accounting Officer
                                  (Officer duly authorized to sign this report)


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